SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 CrossFirst Bankshares, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): [X] No fee required. [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: [ ] Fee paid previously with preliminary materials: [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS This amended Notice Of Annual Meeting replaces the original Notice, filed with the Registrant’s Definitive Proxy Statement on Schedule 14A, due to a typographical error that occurred in the process of converting the document to EDGAR format. The typographical error does not appear in printed versions of the Proxy Statement.

Notice of 2020 Annual Meeting of Stockholders You are cordially invited to virtually attend the Annual Meeting, but whether or not you expect to attend virtually, you are urged to vote. Your prompt action will aid the Company in reducing the expense of proxy solicitation. Date and Time Location: Record Date May 12, 2020 www.virtualshareholder You are entitled to notice of and to vote at the 11:00 a.m., central meeting.com/cfb2020 meeting and at any adjournment or time postponement of the meeting if you were a stockholder of record as of the close of business on March 20, 2020 (the “Record Date”). Board Items of Business Recommendation 1 To elect six members of the Board of Directors named in the Proxy Statement as FOR Ƶach director nominees as Class III directors, each for a term of three years. nominee 2 To ratify the appointment of BKD, LLP as our independent registered public FOR accounting firm for 2020. To transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting. It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning your Proxy Card or voting instruction form or by voting on the Internet or by telephone. The only voting securities of the Company are shares of our common stock, $0.01 par value per share (the "Common Stock"), of which there were 52,098,062 shares outstanding as of the Record Date (excluding treasury stock). See the Information About the Meeting section beginning on page 36 for more details. Internet Go www.proxyvote.com . Telephone Call toll free 800-690-6903 or the number specified on your proxy card or voting instruction form Mail Follow the instructions on your proxy card or voting instruction form All shareholders as of the close of business on the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in “street name” through a broker, bank or other nominee, you will need to bring a legal proxy from your broker, bank or other nominee (the shareholder of record). If you are a beneficial owner of our common shares of beneficial interest held in “street name,” you may vote at the Annual Meeting if you obtain a proxy from your bank, broker or other nominee that holds your shares. This booklet contains our Notice of Annual Meeting and 2020 Proxy Statement (the “Proxy Statement”). By order of the Board of Directors, Aisha Reynolds General Counsel & Corporate Secretary Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 12, 2020: CrossFirst’s 2020 Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2019 are available at: www.proxyvote.com.